UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 21, 2012

HARBINGER GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor

New York, New York 10022

(Address of principal executive offices)

(212) 906-8555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 21, 2012, Harbinger Group Inc., a Delaware corporation (“HGI”), filed a Current Report on Form 8-K (the “Original 8-K”) regarding the acquisition (the “Acquisition”) of the residential hardware and home improvement business of Stanley Black & Decker, Inc. by Spectrum Brands, Inc., a majority indirectly-owned subsidiary of HGI (“SBI”).

This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed to amend Item 9.01(a) and Item 9.01(b) of the Original 8-K to present certain financial statements and certain unaudited pro forma financial information with respect to the Acquisition. No other modifications to the Original 8-K is being made by this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Assets Acquired

The HHI Group audited combined financial statements for the nine months ended September 29, 2012 and the fiscal years ended December 31, 2011 and January 1, 2011 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial statements giving effect to the acquisition is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(c) Not applicable.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	HHI audited financial statements for the nine months ended September 29, 2012 and the fiscal years ended December 31, 2011 and January 1, 2011

99.2	Unaudited pro forma consolidated combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARBGINGER GROUP INC.

By:	/s/ Thomas A. Williams
Name:	Thomas A. Williams
Title:	Executive Vice President and Chief Financial Officer

Dated: March 4, 2013

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	HHI audited financial statements for the nine months ended September 29, 2012 and the fiscal years ended December 31, 2011 and January 1, 2011

99.2	Unaudited pro forma consolidated combined financial statements